                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                            AMERICAN GATEWAY SERIES

           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
                PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated May 1, 2000 and subsequent supplements. You should read and retain this supplement.

The Policies are no longer offered for sale. Existing Policy Owners may continue to make additional Premium Payments to their Policies.

The current investment choices available under your Policy include 1 Fixed Account and the 14 Eligible Funds listed below:

MET INVESTORS SERIES TRUST -- CLASS A
  Legg Mason ClearBridge Aggressive Growth Portfolio

METROPOLITAN SERIES FUND -- CLASS A
  Baillie Gifford International Stock Portfolio
  BlackRock Bond Income Portfolio
  BlackRock Legacy Large Cap Growth Portfolio
  BlackRock Money Market Portfolio
  Davis Venture Value Portfolio
  FI Value Leaders Portfolio
  Jennison Growth Portfolio
  Loomis Sayles Small Cap Core Portfolio
  Met/Artisan Mid Cap Value Portfolio
  MetLife Stock Index Portfolio
  MFS(R) Total Return Portfolio
  Western Asset Management Strategic Bond Opportunities Portfolio
  Western Asset Management U.S. Government Portfolio

Certain Eligible Funds have been subject to a name change and other change. Please see "Additional Information Regarding Eligible Funds" for more information.

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

POLICY CHARGES

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.

                                                              SUPP - GTWY-04-12

ELIGIBLE FUND FEES AND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2011 (as a percentage of average daily net assets)

                                                                ACQUIRED            CONTRACTUAL
                                            DISTRIBUTION          FUND     TOTAL    FEE WAIVER     NET
                                               AND/OR             FEES     ANNUAL     AND/OR      TOTAL
                                MANAGEMENT SERVICE(12B-1) OTHER OPERATING EXPENSE    OPERATING    ANNUAL
        ELIGIBLE FUND              FEE     EXPENSES FEES   AND  EXPENSES  EXPENSES REIMBURSEMENT EXPENSES
        -------------           ---------- -------------- ----- --------- -------- ------------- --------
MET INVESTORS SERIES TRUST --
  CLASS A

Legg Mason ClearBridge
  Aggressive Growth
  Portfolio....................    0.62%         --       0.03%   --        0.65%      --          0.65%

METROPOLITAN SERIES FUND --
  CLASS A

Baillie Gifford International
  Stock Portfolio..............    0.83%         --       0.12%   --        0.95%      0.10%       0.85%

BlackRock Bond Income
  Portfolio....................    0.34%         --       0.03%   --        0.37%      0.01%       0.36%

BlackRock Legacy Large Cap
  Growth Portfolio.............    0.71%         --       0.02%   --        0.73%      0.01%       0.72%

BlackRock Money Market
  Portfolio....................    0.33%         --       0.02%   --        0.35%      0.01%       0.34%

Davis Venture Value
  Portfolio....................    0.70%         --       0.03%   --        0.73%      0.05%       0.68%

FI Value Leaders Portfolio.....    0.67%         --       0.07%   --        0.74%      --          0.74%

Jennison Growth Portfolio......    0.62%         --       0.02%   --        0.64%      0.07%       0.57%

Loomis Sayles Small Cap Core
  Portfolio....................    0.90%         --       0.06%   0.09%     1.05%      0.08%       0.97%

Met/Artisan Mid Cap Value
  Portfolio....................    0.81%         --       0.03%   --        0.84%      --          0.84%

MetLife Stock Index
  Portfolio....................    0.25%         --       0.02%   --        0.27%      0.01%       0.26%

MFS(R) Total Return Portfolio..    0.54%         --       0.05%   --        0.59%      --          0.59%

Western Asset Management
  Strategic Bond Opportunities
  Portfolio....................    0.61%         --       0.06%   --        0.67%      0.04%       0.63%

Western Asset Management
  U.S. Government Portfolio....    0.47%         --       0.02%   --        0.49%      0.01%       0.48%

The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Eligible Funds have agreed to waive fees and/or pay expenses of the Eligible Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Eligible Fund, but the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Eligible Funds provided the information on their expenses, and we have not independently verified the information.

The following table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Policy.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                                                   MINIMUM MAXIMUM
                                                                                   ------- -------

TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)...................  0.27%   0.96%

INVESTMENTS OF THE VARIABLE ACCOUNT

                                                       INVESTMENT
ELIGIBLE FUND              INVESTMENT OBJECTIVE        ADVISER/SUBADVISER
-------------              --------------------        ------------------

MET INVESTORS SERIES
  TRUST -- CLASS A

  Legg Mason ClearBridge     Seeks capital               MetLife Advisers, LLC
   Aggressive Growth          appreciation.              Subadviser: ClearBridge
   Portfolio                                              Advisors, LLC

METROPOLITAN SERIES FUND
  -- CLASS A

  Baillie Gifford            Seeks long-term growth      MetLife Advisers, LLC
   International Stock        of capital.                Subadviser: Baillie
   Portfolio                                              Gifford Overseas
                                                          Limited

  BlackRock Bond Income      Seeks a competitive         MetLife Advisers, LLC
   Portfolio                  total return primarily     Subadviser: BlackRock
                              from investing in           Advisors, LLC
                              fixed-income
                              securities.

  BlackRock Legacy Large     Seeks long-term growth      MetLife Advisers, LLC
   Cap Growth Portfolio       of capital.                Subadviser: BlackRock
                                                          Advisors, LLC

  BlackRock Money Market     Seeks a high level of       MetLife Advisers, LLC
   Portfolio                  current income             Subadviser: BlackRock
                              consistent with             Advisors, LLC
                              preservation of
                              capital.

  Davis Venture Value        Seeks growth of capital.    MetLife Advisers, LLC
   Portfolio                                             Subadviser: Davis
                                                          Selected Advisers, L.P.

  FI Value Leaders           Seeks long-term growth      MetLife Advisers, LLC
   Portfolio                  of capital.                Subadviser: Pyramis
                                                          Global Advisors, LLC

  Jennison Growth            Seeks long-term growth      MetLife Advisers, LLC
   Portfolio                  of capital.                Subadviser: Jennison
                                                          Associates LLC

  Loomis Sayles Small Cap    Seeks long-term capital     MetLife Advisers, LLC
   Core Portfolio             growth from                Subadviser: Loomis,
                              investments in common       Sayles & Company, L.P.
                              stocks or other equity
                              securities.

  Met/Artisan Mid Cap        Seeks long-term capital     MetLife Advisers, LLC
   Value Portfolio            growth.                    Subadviser: Artisan
                                                          Partners Limited
                                                          Partnership

  MetLife Stock Index        Seeks to track the          MetLife Advisers, LLC
   Portfolio                  performance of the         Subadviser: MetLife
                              Standard & Poor's           Investment Advisors
                              500(R) Composite Stock      Company, LLC
                              Price Index.

                                                      INVESTMENT
ELIGIBLE FUND              INVESTMENT OBJECTIVE       ADVISER/SUBADVISER
-------------              --------------------       ------------------

  MFS(R) Total Return        Seeks a favorable total    MetLife Advisers, LLC
   Portfolio                  return through            Subadviser:
                              investment in a            Massachusetts
                              diversified portfolio.     Financial Services
                                                         Company

  Western Asset              Seeks to maximize total    MetLife Advisers, LLC
   Management Strategic       return consistent with    Subadviser: Western
   Bond Opportunities         preservation of            Asset Management
   Portfolio                  capital.                   Company

  Western Asset              Seeks to maximize total    MetLife Advisers, LLC
   Management U.S.            return consistent with    Subadviser: Western
   Government Portfolio       preservation of            Asset Management
                              capital and                Company
                              maintenance of
                              liquidity.

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

ADDITIONAL INFORMATION REGARDING ELIGIBLE FUNDS

An Eligible Fund was subject to a name change and other change. The chart below identifies the former name and new name for the Eligible Fund.

ELIGIBLE FUND NAME CHANGE

THE FOLLOWING FORMER ELIGIBLE FUND WAS RENAMED:

             FORMER ELIGIBLE FUND       NEW ELIGIBLE FUND
             --------------------       -----------------

             METROPOLITAN SERIES FUND   METROPOLITAN SERIES FUND

               Artio International        Baillie Gifford
                Stock Portfolio --         International Stock
                Class A                    Portfolio -- Class A

Effective February 1, 2012 Baille Gifford Overseas Limited replaced Artio Global Management, LLC as subadviser.

HIGHLIGHTS

MARKET TIMING

WE HAVE MODIFIED THE LIST OF MONITORED PORTFOLIOS IN THE MARKET TIMING SECTION IN THE SECOND PARAGRAPH:

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the Baillie Gifford International Stock Portfolio, the Loomis Sayles Small Cap Core Portfolio, and the Western Asset Management Strategic Bond Portfolio -- the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Eligible Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

WE HAVE MODIFIED THE LAST THREE PARAGRAPHS OF THE MARKET TIMING SECTION:

The Eligible Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate market timing policies established by the Eligible Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). We believe that the Policy should satisfy the applicable requirements. However, with respect to Policies issued on a rated or Last Survivor basis, it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution. If your policy is part of an equity split-dollar arrangement, there is a risk that some part of the Policy Cash Value may be taxable prior to any distribution.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Although the rules are rather complex, in general, a contract which requires fewer than seven level annual premiums to provide fully paid-up future benefits will be a Modified Endowment Contract. Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences will generally be governed by the rules applicable to Modified Endowment Contracts. These rules are as follows:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.

If the Policy is issued in a Section 1035 tax-free exchange for a life insurance policy that is not a Modified Endowment Contract, the new Policy may not be classified as a Modified

Endowment Contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of premiums at the time of or after the exchange or a reduction in benefits after the exchange may, however, cause the newly issued Policy to become a Modified Endowment Contract. In the event the Policy is not classified as a Modified Endowment Contract, the following rules will apply:

     (1) Distributions other than death benefits will generally be treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     (2) Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans and loans where the interest rate we credit is only slightly lower than the interest rate we charge is less clear and a tax advisor should be consulted about such loans.

     (3) Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Since amounts borrowed reduce Policy cash value that will be distributed to you if the Policy is canceled or lapses, any Policy cash value distributed to you on a cancellation or lapse may be insufficient to pay the income tax on any gain.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

ACCELERATED BENEFITS RIDER. If such a rider is made available, payments received under the accelerated benefit rider should be excludable from the gross income of the Policy Owner, where the Policy is not held as a business-related asset. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

OTHER POLICY OWNER TAX MATTERS

The tax consequences of continuing the Policy beyond an insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond an insured's 100th year.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax advisor with respect to Puerto Rican tax law governing the Policies.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.

Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

The directors and executive officers of NELICO and their principal business experience:

                                        Directors of NELICO
   NAME AND PRINCIPAL
    BUSINESS ADDRESS                             PRINCIPAL BUSINESS EXPERIENCE
    ------------------                           -----------------------------
Michael K. Farrell/(3)/.... Chairman of the Board, President and Chief Executive Officer of NELICO
                              since 2009. Director of NELICO since 2004 and Executive Vice
                              President of Metropolitan Life Insurance Company since 2005.
Peter M. Carlson/(2)/...... Director, Executive Vice President and Chief Accounting Officer of
                              NELICO since 2009 and Executive Vice President and Chief Accounting
                              Officer of Metropolitan Life Insurance Company since 2009. Formerly
                              Executive Vice President and Corporate Controller of Wachovia
                              Corporation 2006-2009.
Todd B. Katz/(6)/.......... Director of NELICO since 2009 and Executive Vice President of
                              Metropolitan Life Insurance Company since 2010. Formerly Senior Vice
                              President of Metropolitan Life Insurance Company 2005-2009.
Gene L. Lunman/(5)/........ Director of NELICO since 2006 and Senior Vice President of Metropolitan
                              Life Insurance Company since 2006.
Catherine M. Richmond/(7)/. Director of NELICO since 2009 and Senior Vice President of Metropolitan
                              Life Insurance Company since 2004.

                                   Executive Officers of NELICO
                                       Other than Directors

NAME AND PRINCIPAL ADDRESS                       PRINCIPAL BUSINESS EXPERIENCE
--------------------------                       -----------------------------
Robin Lenna/(4)/........... Executive Vice President of NELICO since 2011 and Executive Vice
                              President of Metropolitan Life Insurance Company since 2010. Formerly
                              Senior Vice President of Metropolitan Life Insurance Company 2004-
                              2010.
Steven J. Brash/(2)/....... Senior Vice President and Tax Director of NELICO since 2011 and Senior
                              Vice President and Tax Director of Metropolitan Life Insurance
                              Company since 2011. Formerly Vice President of NELICO 2007-2011 and Vice President and Tax Director of Metropolitan Life Insurance
                              Company 2009-2011 and Vice President 1987-2009.
Brian Breneman/(8)/........ Senior Vice President of NELICO since 2006 and Senior Vice President of
                              Metropolitan Life Insurance Company since 2005.
William D. Cammarata/(6)/.. Senior Vice President of NELICO since 2007 and Senior Vice President of
                              Metropolitan Life Insurance Company since 2007.
Marlene B. Debel/(2)/...... Senior Vice President and Treasurer of NELICO since 2011 and Senior
                              Vice President and Treasurer of Metropolitan Life Insurance Company
                              since 2011. Formerly Global Head of Liquidity Risk Management and
                              Rating Agency Relations of Bank of America 2009-2011 and Assistant
                              Treasurer and Head of Corporate Finance and Liquidity Risk
                              Management of Merrill Lynch & Co., Inc. 1989-2008 (Merrill Lynch was
                              acquired by Bank of America in January of 2009).
Alan C. Leland, Jr./(1)/... Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.
Jonathan L. Rosenthal/(3)/. Senior Vice President and Chief Hedging Officer of NELICO since 2010 and Senior Managing Director of Metropolitan Life Insurance Company
                              since 2008. Formerly Vice President and Chief Hedging Officer of
                              NELICO 2005-2010 and Managing Director of Metropolitan Life
                              Insurance Company 1991-2008.
Anne M. Belden/(8)/........ Vice President, Finance of NELICO since 2010 and Assistant Vice
                              President and Actuary of Metropolitan Life Insurance Company since
                              2010. Formerly Actuary of Metropolitan Life Insurance Company 2004-
                              2010.

-----------
/(1)/The principal business address is 501 Boylston Street, Boston, MA 02116. /(2)/The principal business address is 1095 Avenue of the Americas, New York,
     NY 10036.
/(3)/The principal business address is 10 Park Avenue, Morristown, NJ 07962. /(4)/The principal business address is 200 Park Avenue, New York, NY 10166


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


/(5)/The principal business address is 1300 Hall Boulevard, Bloomfield, CT
     06002.
/(6)/The principal business address is 18210 Crane Nest Drive, Tampa, FL 33647 /(7)/The principal business address is 501 Route 22, Bridgewater, NJ 08807 /(8)/The principal business address is 1 MetLife Plaza, 27-01 Queens Plaza
     North, Long Island, NY 11101

                               TOLL-FREE NUMBERS

For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

             1095 Avenue of the         Telephone: (800) 334-4456
               Americas
             New York, NY 10036


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